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                                                                   EXHIBIT 23.1

                         CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated July 27, 1998, which appears in DuPont Photomasks, Inc.'s Annual Report on Form 10-K for the year ended June 30, 1998.

PricewaterhouseCoopers LLP

Austin, Texas
May 5, 1999